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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                December 21, 2000
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                  1-11639                                              22-3408857
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      (Commission File Number)                               (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                               07974
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(Address of principal executive offices)                                 (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)
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Item 5.  Other Events.

         On December 21, 2000, the registrant issued the press release attached hereto as Exhibit 99 reporting results of the operational and financial review including:

     -    Significant loss expected for first fiscal quarter 2001

     -    More than $1 billion in planned cost reductions

     -    $679 million revenue adjustment for fourth fiscal quarter 2000

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          LUCENT TECHNOLOGIES INC.



Date:  December 22, 2000                  By:   /s/ Martina Hund-Mejean
                                                --------------------------------
                                                Name:  Martina Hund-Mejean
                                                Title: Senior Vice President and
                                                       Treasurer